SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 30, 2003

                          Glacier Water Services, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            1-11012                          33-0493559
    ------------------------       ---------------------------------
    (Commission File Number)       (IRS Employer Identification No.)


           2651 La Mirada Drive, Suite 100
                Vista, California                        92083-8435
      ----------------------------------------       -------------------
      (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (760) 560-1111


Item 5.  Other Events.

On September 30, 2003, Charles A. Norris, Chairman of the Board of Glacier Water Services, Inc converted 16,000 shares of Cumulative Redeemable Convertible Preferred Stock to 168,421 shares of Common Stock.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          GLACIER WATER SERVICES, INC.

Date:  October 2, 2003                By:
                                         ------------------------------------
                                           /s/ W. David Walters
                                           Senior Vice President,
                                           Chief Financial Officer and Secretary